AMENDMENT TO CREDIT AGREEMENT


         THIS AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of the 10th day of July, 1998, among COLONIAL REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), COLONIAL PROPERTIES TRUST, an Alabama trust ("CPT"), COLONIAL PROPERTIES HOLDING COMPANY, INC., an Alabama corporation ("CPHC"; CPHC and CPT are collectively, known as the "Guarantors"), SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association, AMSOUTH BANK, a state banking corporation, WACHOVIA BANK, N.A., a national banking association, FIRST NATIONAL BANK OF COMMERCE, N.A., a national banking association, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association and PNC BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to PNC Bank, Ohio, National Association (collectively, the "Banks").


                                R E C I T A L S:

         A. Borrower, Guarantors and Banks have entered into that certain Credit Agreement dated July 10, 1997 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

         B. Borrower, Guarantors and Banks desire to amend the Credit Agreement to increase the Aggregate Commitment from $200,000,000 to $250,000,000.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the parties hereto agree as follows:

         1. Article 1 of the Credit Agreement is hereby amended by deleting the definitions of "Agent Fee", "Aggregate Commitment", "Commitment Fee", "Facility Fee", "Maximum Borrowing Base", "Pool", "Pool GAV", "Revolver Period", "Stabilized Properties", and "Total Liabilities" , and by inserting in lieu thereof the following definitions:

                  "Agent Fee" means $50,000.

                  "Aggregate Commitment" means $250,000,000 subject to being decreased as set forth in Section 2.8.

                  "Commitment Fee" means a commitment fee equal to fifteen (15) basis points of the Aggregate Commitment. Such commitment fee shall be paid to Lenders based upon their pro rata share of the Loans.

                 "Facility Fee" means a facility fee equal to eight (8) basis points per annum of each Lender's average unfunded portion of such Lender's Commitment, payable monthly in arrears. For purposes of calculating the unfunded portion of a Lender's Commitment for any month, such Lender's Commitment Percentage of any unexpired Letters of Credit and any Competitive Bid Loans made by such Lender will be considered outstanding loans. Such Competitive Bid Loans will not be considered outstanding loans for purposes of computing the unfunded portion of any other Lender's Commitment. Attached hereto as Schedule
         1.2 is an example of the method of calculating the Facility Fee.

                  "Maximum Borrowing Base" means the difference between (i) Pool GAV divided by 1.70, and (ii) Unsecured Liabilities (excluding the outstanding principal balance of the Loans and the Reimbursement Obligation), all as more particularly set forth on Line 14 of the Compliance Certificate

                  "Pool" shall mean the Credit Parties' unencumbered asset pool which shall consist of (i) cash from a 1031 exchange, (ii) cash or cash equivalents held by the Credit Parties for the sole purpose of liquidating or retiring unsecured Debt, and (iii) all Properties of Credit Parties which meet all of the following criteria: (a) a certificate of occupancy has been issued for the Property and remains in full force and effect, (b) the Property has been at least fifty percent (50%) leased (based on actual leasable square footage at the Property) for the most immediately preceding three (3) consecutive months based on leases wherein the tenants are paying at least the average monthly lease payments required by the terms of such leases and such leases are free from default by either the landlord or tenant thereunder, (c) there is no Lien on the Property, and (d) the Credit Parties have provided Agent with a Phase I environmental report for the Property in form and content acceptable to Lenders. Notwithstanding the foregoing, the amount of Non-Stabilized Properties included in the Pool shall not exceed twenty-five percent (25%) of Pool GAV. (Any Non-Stabilized Property included in the Pool will be removed from the Pool if such Property fails to meet the definition of a "Stabilized Property" within nine (9) months from the date such Property is first included in the Pool.)

                  "Pool GAV" shall mean the sum of (without redundancy) (i) 100% of Pool EBITDA from Stabilized Properties, capitalized at the appropriate Capitalization Rate, (ii) for each Non-Stabilized Property in the Pool, the lesser of (a) 75% of the Gross Book Value of Non-Stabilized Properties in the Pool, or (b) Pool EBITDA of Non-Stabilized Properties capitalized at the appropriate Capitalization Rate, and (iii) cash from a 1031 exchange, and (iv) cash or cash equivalents held by the credit parties for the sole purpose of liquidating or retiring unsecured debt. Notwithstanding the foregoing, any Properties acquired during the applicable reporting period that qualify for Pool shall be valued at Gross Book Value.

                  "Revolver Period" means the period of time from the Closing Date until July 10, 2000, unless extended by Lenders in accordance with
         Section 2.8. hereof.

                  "Stabilized  Properties"  shall mean any Property  which meets all of the following criteria: (i) a certificate of occupancy has been issued for the Property and remains in full force and effect, (ii) the Property has been at least eighty-five percent (85%) occupancy level if multifamily, retail, or office (based on actual leasable square footage at the property) for the most immediately preceding three (3) consecutive months based on leases wherein the tenants are paying at least the average monthly lease payments required by the terms of such leases and such leases are free from default by either the landlord or tenant thereunder, and (iii) there is no Lien on the Property. However, if a historically Stabilized Property drops below the above listed occupancy threshold level, such Property may again become classified as a Stabilized Property after attaining a ninety percent (90%) occupancy level for a monthly reporting period if such Property attains such ninety percent (90%) occupancy level within three months of previously being classified as a Stabilized Property.

                  "Total Liabilities" shall mean (without redundancy), all mortgage debt, letters of credit, the deferred purchase price pursuant to purchase agreements or contracts, to the extent such deferred purchase price is required to be included in accordance with GAAP, forward equity commitments (however, such commitments shall not be considered debt if such commitments are required to be replaced dollar for dollar with equity), pre-purchase deals (including all assets and liabilities of such pre-purchase deals), unsecured debt, subordinated debt, payables, accrued expenses, lease obligations (including ground leases), guarantees of indebtedness and unfunded obligations, pro rata share of non-recourse debt in an Unconsolidated Subsidiaries or joint ventures (where the pro rata share of the asset has been included) and any loan where any of the Credit Parties are liable for debt as a general partner, and one hundred percent (100%) of recourse debt in an Unconsolidated Subsidiaries or joint ventures, and one hundred percent (100%) of recourse debt incurred by any of the Credit Parties.

         2. Article 1 of the Credit Agreement is hereby amended by adding the following definitions:

                  "Increase Commitment Fee" means a one-time commitment fee for the $50,000,000 increase, which is due and payable upon execution of this Agreement and will be calculated by multiplying $75,000 (15 basis of the $50,000,000 increase) by a fraction, the numerator of which is the number of days from execution of this Agreement until July 10, 1998, and the denominator of which is 365. Such increase commitment fee shall be paid to Lenders based upon their pro rata share of the Loans.

                  "Up-Front Fee" means a one-time up-front commitment equal to 15 basis points of the $50,000,000 increase. Such up-front fee shall be paid to Lenders based upon their pro rata share of the Loans.


         3. Section 2.4(a) of the Credit Agreement shall be amended to delete the indented information in its entirety and by inserting in lieu thereof the following:

Published Debt Rating                                                 Margin
---------------------                                                 ------
 Less than BBB-/Baa3 or unrated by a Qualified Rating Agency           135
 Equal to BBB-/Baa3                                                     95
 Equal to or greater than BBB/Baa2                                      80

         4. Section 2.6 of the Credit Agreement shall be amended to delete the first sentence of the section and insert in lieu thereof the following:

                  "The Borrower shall pay the Up-Front Fee, the Increase Commitment Fee, and the Commitment Fee to Agent, for account of Lenders, on the Closing Date of the Amendment to the Credit Agreement and shall pay the Commitment Fee to Agent, for account of Lenders, on each anniversary of the Closing Date."

         5. Section 2.8(b) of the Credit Agreement shall be deleted in its entirety, and the following inserted in its place:

                  (b)      If Lenders elect not to extend the Revolver Period,

                                    (i) by the day  that  is  three  (3)  months
                           after the Conversion Date, Borrower shall have reduced the aggregate outstanding principal balance of all Loans (inclusive of the Reimbursement Obligation) to $229,700,000 (and the maximum amount of Competitive Bid Loans shall be reduced to $114,850,000),

                  (ii) by the day that is six (6)  months  after the  Conversion
              Date, Borrower shall have reduced the
                           aggregate outstanding principal balance of all Loans (inclusive of the Reimbursement Obligation) to $209,400,000 (and the maximum amount of Competitive Bid Loans shall be reduced to $104,700,000),

                                    (iii)  by the day  that is nine  (9)  months
                           after the Conversion Date, Borrower shall have reduced the aggregate outstanding principal balance of all Loans (inclusive of the Reimbursement Obligation) to $189,100,000 (and the maximum amount of Competitive Bid Loans shall be reduced to $94,550,000),

                   (iv) by the day that is twelve (12) months after the Conversion Date, Credit Parties shall have reduced the aggregate outstanding principal balance of all Loans (inclusive of the Reimbursement Obligation) to $168,750,000,000 (and the maximum amount of Competitive Bid Loans shall be reduced to $84,375,000),

                                    (v) by the day that is fifteen  (15)  months
                           after the Conversion Date, Borrower shall have reduced the aggregate outstanding principal balance of all Loans (inclusive of the Reimbursement Obligation) to $137,500,000 (and the maximum amount of Competitive Bid Loans shall be reduced to $68,750,000),

                                    (vi) by the day that is eighteen (18) months
                           after the Conversion Date, Borrower shall have reduced the aggregate outstanding principal balance of all Loans (inclusive of the Reimbursement Obligation) to $106,250,000 (and the maximum amount of Competitive Bid Loans shall be reduced to $53,125,000),

                    (vii) by the day that is  twenty-one  (21) months  after the
              Conversion Date, Borrower shall have
                           reduced the aggregate outstanding principal balance of all Loans (inclusive of the Reimbursement Obligation) to $75,000,000 (and the maximum amount of Competitive Bid Loans shall be reduced to $37,500,000), and

                  (viii) on the Maturity Date, the outstanding principal balance of all Loans, together with all
              accrued and unpaid interest thereon shall be due and
                                    payable.

         6. The Letter of Credit Fee as set forth in Section 2A.3 shall be reduced to from one percent (1%) to three-quarters of a percent (3/4%).

          7. The Credit  Agreement is amended to add the  following  Sections to
Article 6:

                           6.23. Newly formed subsidiaries of CPT as Guarantors.
                  CPT agrees that any newly formed subsidiaries of CPT shall execute an agreement guarantying the prompt payment of the Credit Party Obligations in full when due and shall assume and agree to all conditions and terms set forth in Article 3 hereof.

                           6.24.    Year 2000 Representations and Warranties

                           (a) Borrower has (i) begun  analyzing the  operations
                  of Borrower and its subsidiaries and affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999) and; (ii) developed a plan for becoming Year 2000 compliant in a timely manner, implementation of which is on schedule in all material respects. Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its subsidiaries and affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

                           (b) Borrower will promptly notify Lenders in the event Borrower determines that any computer application which is material to the operations of Borrower, its subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

         8. Section 7.8 shall be amended to delete subsection (g) and insert in lieu thereof the following:

                           (g)      the ratio of Secured Liabilities to GAV to
                              exceed thirty-five (35%).

         9. Section 7.8 shall be amended to add the following:

                (h)        the  ratio of total  preferred  stock of CPT to Total
                           Market   Capitalization  to  exceed  fifteen  percent
                           (15%).

         10. The Credit Agreement is hereby further amended by deleting in its entirety Schedule 1.1 and inserting in lieu thereof Schedule 1.1 attached hereto.

         11. The Credit Agreement is hereby further amended by deleting in its entirety Exhibit E and inserting in lieu thereof Exhibit E attached hereto.

         12. Borrowers represent and warrant that all representations and warranties set forth in Article 5 of the Credit Agreement, as amended hereby, are true and correct on the date hereof, and that, to the best of their knowledge, no Default or Event of Default has occurred or exists.

         13. No right of any Bank with respect to the Loan Documents is or will be in any manner released, destroyed, diminished, or otherwise adversely affected by this Agreement.

         14. All references in the Loan Documents to the Credit Agreement shall be deemed to refer, from and after the date hereof, to the Credit Agreement as amended hereby, and as the same may hereafter be modified or amended.

         15. Except as hereby expressly modified and amended, the Credit Agreement shall remain in full force and effect, and the Credit Agreement, as amended, is hereby ratified and affirmed in all respects. Borrowers confirm that, to the best of their knowledge, they have no defenses or setoffs with respect to their obligations pursuant to the Credit Agreement, as amended hereby.

         16. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

         17. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

         18. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWERS HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS, OR (II) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWERS AGREE THAT BANKS MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BORROWERS IRREVOCABLY TO WAIVE THEIR RIGHT TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWERS AND BANKS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed and delivered to be effective as of the day and year first above written.

BORROWER:

COLONIAL REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

BY: COLONIAL PROPERTIES HOLDING COMPANY, INC., an Alabama
corporation,
Its General partner

BY: /s/Thomas H. Lowder
Thomas H. Lowder
Its President and Chief Executive Officer

GUARANTORS:

COLONIAL PROPERTIES TRUST,
an Alabama trust

BY: /s/Thomas H. Lowder
Thomas H. Lowder
Its President and Chief Executive Officer

COLONIAL PROPERTIES HOLDING COMPANY, INC., an Alabama corporation

BY: /s/Thomas H. Lowder
Thomas H. Lowder
Its President and Chief Executive Officer


                              (Signatures Continue)

Signature Page to Colonial Realty Limited
Partnership Credit Agreement

LENDERS:

SOUTHTRUST BANK, NATIONAL ASSOCIATION,
a national banking association

By:/s/ Curtis J. Perry
Curtis J. Perry
Its Group Vice President


AMSOUTH BANK,
a state banking corporation

By:
Its


WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association

By:
Its


WACHOVIA BANK, N.A., a national banking association


By:
Robert A. Cancelliere
Its Assistant Vice President


PNC BANK, NATIONAL ASSOCIATION,
a national banking association,
successor by merger to PNC Bank, Ohio, National Association

By:
Its

(Signatures Continue)

Signature Page to Colonial Realty
Limited Partnership Credit Agreement


FIRST NATIONAL BANK OF COMMERCE, N.A.,
a national banking association


By:/s/ Pete M. Yuan
Its Senior Vice President



AGENT:

SOUTHTRUST BANK, NATIONAL ASSOCIATION,
a national banking association


By: /s/ Curtis J. Perry
Curtis J. Perry
Its Group Vice President

                                  SCHEDULE 1.1


Lender                                      Commitment     Commitment Percentage

SouthTrust Bank, National Association       $50,000,000             20%
AmSouth Bank                                50,000,000              20%
Wells Fargo Bank, National Association      50,000,000              20%
Wachovia Bank, N.A.                         50,000,000              20%
PNC Bank, National Association              25,000,000              10%
First National Bank of Commerce, N.A.       25,000,000              10%
                                            ----------           --------

                           TOTALS            $250,000,000          100%

                                    EXHIBIT E

                             COMPLIANCE CERTIFICATE

SouthTrust Bank, National Association,
as Agent for the Lenders


     RE: Credit Agreement dated July 10, 1997 among Colonial Realty Limited Partnership (the "Borrower") Colonial Properties Trust and Colonial Properties Holding Company, Inc. ("Guarantors"), the Lenders, and SouthTrust Bank, National Association, as Agent for the Lenders (as the same may hereafter be modified or amended the "Credit Agreement")

Ladies and Gentlemen:

         This Compliance Certificate is submitted pursuant to Section 6.14. of the above-referenced Credit Agreement. The undersigned treasurer or chief financial officer of the Borrower hereby certifies as follows:

          1.              No Default or Event of Default has  occurred or exists
                          except .
             -----------------------------------------------------------------

2.                As of  _________________________  (the last day of each fiscal quarter for quarterly compliance certificates, or the most recent practicable date for all other compliance certificates):

                  (a)      EBITDA was
                                      ------------------------------------------
                  (b)      Pool EBITDA was
                                           -------------------------------------
                  (c)      GAV was
                                   ---------------------------------------------
                  (d)      Pool GAV was
                                        ----------------------------------------
                  (e)      Interest Expense was
                                                --------------------------------
                  (f)      Fixed Charges were
                                              ----------------------------------
                  (g)      Unsecured Interest Expense was
                                                          ----------------------
                  (h)      Unsecured Liabilities were
                                                      --------------------------
                  (i)      Debt was
                                    --------------------------------------------
GE>


                  (j)      Total Market Capitalization was
                                                           ---------------------
                  (k)      Total Liabilities were
                                                  ------------------------------
                  (l)      Secured Liabilities were
                                                    ----------------------------
                  (m)      CPT's distributions to shareholders were
                                                                    ------------
                  (n)      CRLP's distributions to partners were
                                                                 ---------------
                  (o)      Funds From Operations were
                                                      --------------------------
3. As of the date specified in 2. above:

                  (a)      The ratio of EBITDA to Interest Expense was:

                           Required:        Not less than 2.0 to 1.0
                           Actual:                       to 1.0

                  (b) The ratio of EBITDA to Fixed Charges was:

                           Required:        Not less than 1.75 to 1.0
                           Actual:                         to 1.0

                  (c) The ratio of Pool EBITDA to Unsecured Interest Expense was:

                           Required:        Not less than 2.0 to 1.0
                           Actual:                       to 1.0

                  (d) The ratio of Pool GAV to Unsecured Liabilities was:

                           Required:        Not less than 1.70 to 1.0
                           Actual:                         to 1.0

                  (e) The ratio of Debt to Total Market Capitalization was:

                           Required:        Not to exceed 55%
                           Actual:                      %

                  (f) The ratio of Total Liabilities to GAV was:

                           Required:        Not to exceed 55%
                           Actual:                      %

                  (g) The ratio of Secured Liabilities to GAV was:

                           Required:        Not to exceed 35%.
                           Actual:                      %

                  (h) The ratio of total preferred stock of CPT to Total Market Capitalization was:

                           Required:        Not to exceed 15%
                           Actual:                      %


4. As of the date specified in 2. above:

                  (a)      CPT's distributions to shareholders were:

              Required: Not to exceed 95% of Funds From Operations
                       Actual: % of Funds From Operations.

                  (b)      CRLP's distributions to partners were:

              Required: Not to exceed 95% of Funds From Operations.
                       Actual: % of Funds From Operations.

5. The following items are attached for each Pool Property:

                  (a)      A list of all Pool Properties.

                  (b) Most recent fiscal year end operating statement (to the extent not previously submitted).

                  (c) Most recent fiscal quarter operating statement (to the extent not previously submitted).

                  (d) Certified rent roll (certifying rents in full payment).

                  (e) Calculation of Property EBITDA and Property GAV.

                  (f) Occupancy for the most recent three (3) consecutive months (see Notes 1 and 2 below).

                           Note 1: Occupancy must be based on actual leasable square footage at the property and leases wherein the tenants are paying at least the average monthly lease payments required by the terms of such leases and such leases must be free from default by either the landlord or tenant thereunder.

              Note 2: If occupancy is less than eighty-five percent
                  (85%) for any month, please state the number of consecutive months that occupancy has been below eighty-five percent (85%):
                  ---------------------.


6. The following items are also attached:

                  (a)      Calculation of Pool EBITDA and Pool GAV.

                  (b)      Calculation of EBITDA and GAV.

                  (c) List of Total Liabilities (Please list all Unsecured Liabilities together and all Secured Liabilities together by Property).

7. For each multifamily phased Property, please complete and attach the following information:

                  (a)      How many units included in all phases?

                  (b) How many units included in the Pool?

                  (c)      Are  the  operating   statements  submitted  pursuant
                           hereto for the Pool Property only? . If not, what percentage is attributable to Pool Property. .

                  (d) Is the rent roll submitted hereto for the Pool Property only? . If not, please specify on the rent roll the units included in the Pool Property.

8. The current information with respect to the rating of CRLP's senior unsecured Debt is as follows:

                           Rating Agency             Rating       Date of Rating
                  a.
                  b.
                  c.
                  d.

9. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct as though given on the date hereof except
                  ----------------------------.

10. Credit Parties represent and warrant that each Property described in the list provided pursuant to Section 5(a), satisfies the conditions for inclusion in the Pool.

11. All information provided herein or attached hereto is true and correct. 1.

12. Capitalized terms not defined herein shall have the meanings given to such terms in the Credit Agreement.

13. The following Letters of Credit have been issued and are outstanding under the Revolving Loan:

(a)       Date of Letter   (b)      Undrawn Amount (c) Unreimbursed Draws
(d)    Expiration Date






                  TOTAL

14.               The Maximum Borrowing Base is as follows:

(1)      Pool GAV / 1.70

(2)                        Unsecured  Liabilities   (excluding  the  outstanding
                           principal balance of the Swing Loan, Revolving Loan, and Reimbursement Obligation)

(3)      Difference between Line 14(a) and 14(b)
                                                              ---------

(4)      Lesser of $250,000,000 or Line 14(c)
                                                              ---------

(5)      Amount of Reimbursement Obligation
                           (Total of Line 13(b) and 13(c))
(6)      Amount of outstanding principal balance
                           of Competitive Bid Loans
(7)      Amount of outstanding principal balance
                           of Swing Loan
(8)      Maximum Borrowing Base
                           (Line 14(d) less Line 14(e), Line 14(f), and Line 14 (g)

         Dated this ____ day of __________________, 199__.

COLONIAL REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

By: Colonial Properties Holding Company, Inc., an Alabama
corporation
Its General Partner

By:/s/Howard B. Nelson Jr.
Its:Chief Financial Officer